THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 30, 2008 (the “Third Amendment”) by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the “Borrower”), each of the lenders that is a signatory thereto identified under the caption “Lenders” on the signature pages to the Credit Agreement (as defined below) (individually, a “Lender”, and collectively, the “Lenders”), BANK OF AMERICA, N.A., a national banking association, as  Documentation Agent for the Lenders, JPMORGAN CHASE BANK, N.A., a national banking association, as Syndication Agent for the Lenders, ISRAEL DISCOUNT BANK OF NEW YORK, a New York bank, as Syndication Agent for the Lenders and CITIBANK, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

The Borrower, the Lenders, the Documentation Agent, the Syndication Agents and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of January 31, 2007, as amended by a Consent and First Amendment to Credit Agreement dated as of June 6, 2007 and a Second Amendment dated as of January 4, 2008, (collectively, the “Credit Agreement”), pursuant to which certain financial accommodations were made available to the Borrower.

The Borrower has requested that the Lenders and the Administrative Agent modify certain of the terms set forth in the Credit Agreement and the Lenders and the Administrative Agent are willing to modify such terms but only upon and subject to the following terms and conditions.

NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

Section 1. Definitions.  Except as otherwise defined in this Third Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendment.  Subject to the satisfaction of the conditions precedent specified in Section 4 below:

(A) Section 1.1 of the Credit Agreement is hereby amended by deleting clauses (b) and (n) of the definition of “Eligible Accounts” and substituting the following therefor:

“(b) such Accounts are not unpaid more than ninety (90) days after date of original invoice provided, however, for those Account Debtors identified by the Borrower as of the date of the Third Amendment and other Account Debtors hereinafter designated by the Borrower for whom the Borrower and its Domestic Subsidiaries extend payment terms of ninety (90) days (the “Extended Account Debtors”) on the basis of credit considerations they deem appropriate (subject to approval by the Administrative Agent), the number of days shall be increased to one hundred twenty (120) days after date of original invoice with respect to the Accounts of such Extended Account Debtors;”

 “(n) such Accounts are not owed by an Account Debtor who has Accounts unpaid more than ninety (90) days (or in the case of an Extended Account Debtor, more than one hundred twenty (120) days) after the date of the original invoice and which constitute more than fifty (50%) percent of the total of Accounts of such Account Debtor or Extended Account Debtor, as the case may be;”

(B) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Eligible Inventory” and substituting the following therefor:

“‘Eligible Inventory’ shall mean all unencumbered inventory of raw material work in process and finished goods of the Borrower and its Domestic Subsidiaries exclusive of End of Life Inventory, other than up to $20,000,000.00 of the value of Eligible End of Life Inventory, as each of such terms is herein defined, from time to time on hand valued at the lowest of (a) cost, (b) market value, or (c) the valuation consistent with that employed in the preparation of the financial statements of the Borrower referred to in Section 5.1 hereof.  ‘End of Life Inventory’ shall mean inventory that the vendor of which has discontinued or declared obsolete and whose sale is final and without return privileges.  ‘Eligible End of Life Inventory’ means End of Life Inventory located in the United States for which the Borrower or its Domestic Subsidiaries have irrevocable purchase orders to sell to creditworthy Account Debtors who are obligated to take delivery of same within two years of the date of the relevant purchase order.”

Section 3. Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, on the date of this Third Amendment, upon the execution and delivery of this Third Amendment by the Borrower, the Administrative Agent and each of the Lenders necessary to constitute the Required Lenders and the satisfaction of the following conditions:

(A) Certified Copies and Other Documents.  The Administrative Agent shall have received certificates of an officer of the Borrower dated the date of this Third Amendment certifying (x) no changes in the certificate of incorporation or by-laws from the date of the Agreement or attaching copies of any amendments, (y) true and correct copies of resolutions adopted by the board of directors of the Borrower (1) authorizing the borrowings and the other extensions of credit from the Lenders under the Agreement as amended hereby, the execution, delivery and performance by the Borrower of this Third Amendment, and any related documents (2) approving forms in substantially execution form of this Third Amendment, and any related documents and (3) authorizing officers of the Borrower to execute and deliver this Third Amendment, and any related documents, and (z) the incumbency and specimen signatures of the officers of the Borrower executing any documents delivered to the Administrative Agent or a Lender by the Borrower in connection herewith.

(B) Approval of the Administrative Agent and Agent’s Counsel. All other documents and legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

Section 4. Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and complete on the date of this Third Amendment and as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 5. Borrower’s Acknowledgments.  The Borrower acknowledges and agrees that the Borrower has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of the Borrower’s obligations thereunder or if the Borrower did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Third Amendment.

Section 6. Acknowledgement of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Third Amendment and agree that this Third Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.  The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Third Amendment.

Section 7. Governing Law; Execution in Counterparts.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Third Amendment by signing any such counterpart.  This Third Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to New York conflicts of laws principles).

Section 8. Amendment Fee.  The Borrower agrees that in consideration for the Lenders executing this Third Amendment, it shall pay a fee (the “Amendment Fee”) to the Administrative Agent for the account of each Lender that executed and delivered this Third Amendment on or prior to 5:00 p.m. (New York City time) on May 30, 2008 (or such later time as the Borrower and the Administrative Agent shall agree) in an amount equal to $15,000.00 to be shared pro rata among the Lenders so executing and delivering this Third Amendment in proportion to their Revolving Credit Commitments.  The Amendment Fee shall be earned upon the effective date of this Third Amendment and shall be payable on June 4, 2008.

Section 9. Expenses, etc.  The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Certilman Balin Adler & Hyman, LLP) in connection with the negotiation, preparation, execution and delivery of this Third Amendment and the transactions contemplated hereby.

Section 10. Effective Date.  This Third Amendment is dated for convenience as of May 30, 2008 and shall be effective as of such date, on the delivery of an executed counterpart to the Borrower upon satisfaction of the conditions precedent contained in Section 3 hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

Borrower:

NU HORIZONS ELECTRONICS CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Vice President, Treasurer and
Chief Financial Officer

Guarantors:

NIC COMPONENTS CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NU HORIZONS INTERNATIONAL CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

TITAN SUPPLY CHAIN SERVICES CORP.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

RAZOR ELECTRONICS, INC.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

By:	/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

Administrative Agent:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Stuart N. Berman
Stuart N. Berman
Vice President

Documentation Agent:

BANK OF AMERICA, N.A.,
as Documentation Agent

By:	/s/ Steven J. Melicharek
Steven J. Melicharek
Senior Vice President

Syndication Agent:

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:
Alicia T. Schreibstein
Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Syndication Agent

By:	/s/ Scott Fishbein
Scott Fishbein
First Vice President

By:	/s/ Roy Grossman
Name:	Roy Grossman
Title:	Senior Vice President 1

Notice Addresses:	Lenders:

CITIBANK, N.A.	CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, NY 11788	By:	/s/ Stuart N. Berman
Stuart N. Berman
Vice President

JPMORGAN CHASE BANK, N.A.	JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3
Melville, NY 11747	By:
Alicia T. Schreibstein
Vice President

ISRAEL DISCOUNT BANK OF NEW YORK	ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue
New York, NY 10017	By:	/s/ Scott Fishbein
Scott Fishbein
First Vice President

	By:	/s/ Roy Grossman
	Name:	Roy Grossman
	Title:	Senior Vice President 1

BANK OF AMERICA, N.A.	BANK OF AMERICA, N.A.
1185 Avenue of the Americas
New York, NY 10036	By:	/s/ Steven J. Melicharek
Steven J. Melicharek
Senior Vice President

SOVEREIGN BANK	SOVEREIGN BANK
330 South Service Road
Melville, NY 11747	By:	/s/ Christine Gerula
Christine Gerula
Senior Vice President

HSBC BANK USA, NATIONAL	HSBC BANK USA, NATIONAL
ASSOCIATION	ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747	By:	/s/ Christopher J. Mendelsohn
Christopher J. Mendelsohn
First Vice President

CAPITAL ONE, N.A. ,	CAPITAL ONE, N.A.,
275 Broadhollow Road	formerly known as North Fork Bank
Melville, NY 11747
	By:	/s/ Kevin Brown
Kevin Brown
Senior Vice President

BANK LEUMI USA	BANK LEUMI USA
562 Fifth Ave.
New York, NY 10036	By:	/s/ Patrick J. Gaffney
Patrick J. Gaffney
Vice President